WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE DIRECTORS OF
EMPIRICAL VENTURES, INC.
A NEVADA CORPORATION

The undersigned Directors, being all the Directors of Empirical Ventures, Inc., a Nevada corporation, pursuant to the by-laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

Resignation of Directors

WHEREAS, the Company has received the resignation of the following officer of the Corporation.

Derek Ward
Secretary, Treasurer

RESOLVED, that the number of directors of the Corporation be set at three directors to serve until the next annual meeting of the shareholders or until removed or other action as allowed by the corporate bylaws.

Dated: This 28th day of November 2013

The undersigned, being all the Directors of Empirical Ventures, Inc., waive the required notice of meeting and consent to all actions taken hereby.

/s/ Derek Ward___________
Derek Ward, President, CEO
Director

WRITTEN CONSENT TO ACTION WITHOUT MEETING OF ALL THE DIRECTORS OF
EMPIRICAL VENTURES, INC.
A NEVADA CORPORATION

The undersigned Director, being all the Directors of Empirical Ventures, Inc., a Nevada corporation, pursuant to the by-laws of the Corporation, hereby consents to the following action, without a meeting, and waives all notice or other meeting requirements.

Election of New Directors

RESOLVED, that the number of directors of the Corporation increase to Three directors to serve immediately until the next annual meeting of the shareholders, or until removed by other action as allowed by the corporate bylaws; and be it

RESOLVED FURTHER, that the following individual be appointed members of the board to fill the new positions:

Peter Schulhof
Stewart Irvine

Dated: This 28th day of November 2013

The undersigned, being all the Directors of Empirical Ventures, Inc., waives the required notice of meeting and consents to all actions taken hereby.

/s/ Derek Ward___________
Derek Ward, President, CEO
Director

  WRITTEN CONSENT TO ACTION WITHOUT MEETING OF ALL THE DIRECTORS OF
EMPIRICAL VENTURES, INC.
A NEVADA CORPORATION

The undersigned, being all the Directors of Empirical Ventures, Inc. a Nevada corporation, pursuant to the By-Laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

Election of New Officers

RESOLVED, that the following person be elected as the officer of the Corporation to hold office until the next annual general meeting of the Corporation or until removed in accordance with the By-Laws of the Corporation:

Officer: Peter Schulhof

Office: Secretary, Treasurer

Dated: This 27th day of November 2013

The undersigned, being all the Directors of Empirical Ventures, Inc., waive the required notice of meeting and consent to all actions taken hererof.

/s/ Derek Ward___________
Derek Ward, President, CEO